JPMORGAN U.S. EQUITY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date			Issue
08/18/04		Google, Inc.

Shares		Price		Amount
15,626		$85.00		$1,328,210

						% of Issue
Spread		Spread		Fund's		  for all
Amount		  %	      % if issue 	JP Morgan Funds
$2.38		 N/A		0.08%		   0.10%

Broker
Morgan Stanley

Underwriters of Google, Inc.

Underwriters			  Principal Amount
Morgan Stanley			    $5,296,064
Credit Suisse First Boston	     5,296,064
Allen & Company LLC 		     1,247,444
Citigroup 			       840,353
Goldman, Sachs & Co. 		     1,400,589
J.P. Morgan Securities, Inc.	       602,560
Lehman Brothers Inc.		     1,205,121
UBS Securities LLC 		       529,607
Thomas Weisel Partners LLC             140,059
WR Hambrecht + Co., LLC 	       419,275
Deutsche Bank Securities Inc.           57,143
Lazard Freres & Co. LLC 	        57,143
Ameritrade, Inc.                       148,336
M.R. Beal & Company 		        57,143
William Blair & Company L.L.C. 	        57,143
Blaylock & Partners, L.P.              257,766
Cazenove Inc. 		                57,143
E*TRADE Securities LLC		       294,243
Epoch Securities, Inc.                 294,243
Fidelity Capital Markets	       221,289
HARRISdirect, LLC		       671,606
Needham & Company, Inc.		        57,143
Piper Jaffray & Co. 		        57,143
Samuel A. Ramirez & Co., Inc. 	        57,143
Muriel Siebert & Co. Inc. 	       111,860
Utendahl Capital Group, L.L.C.          57,143
Wachovia Capital Markets, LLC 	        57,143
Wells Fargo Securities, LLC 	        57,143
				--------------
Total				   $19,605,052
				==============


JPMORGAN U.S. EQUITY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date			Issue
11/10/04		Nalco Holding Co.

Shares		Price		Amount
101,300		$15.00		$1,519,500

						% of Issue
Spread		Spread		Fund's		  for all
Amount		  %	      % of issue	JP Morgan Funds
$0.83		 N/A		 0.23%		   1.69%

Broker
Goldman Sachs

Underwriters of Nalco Holding Co.

Underwriters				  Shares
Goldman Sachs				10,666,667
Citigroup				10,666,667
J.P. Morgan Securities, Inc. 		 5,333,334
UBS Securities LLC			 5,333,334
Banc of America Securities LLC		 2,133,334
Bear Stearns 				 1,920,000
Credit Suisse First Boston		 1,920,000
Deutsche Bank Securities, Inc. 		 1,920,000
Lehman Brothers				 1,920,000
William Blair & Co., LLC		   853,333
Robert W. Baird & Co., Inc. 		   355,555
Blaylock & Partners LP			   355,555
CMG Institutional Trading LLC 		   355,555
Edward D Jones & Co., LP		   355,555
Utendahl Capital Partners LP		   355,555
				      ------------
Total 				        44,444,444
				      ============

JPMORGAN U.S. EQUITY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date			Issue
11/10/04		Nalco Holding Co.

Shares		Price		Amount
200		$15.00		$3,000

						% of Issue
Spread		Spread		Fund's		  for all
Amount		  %	      % of issue	JP Morgan Funds
$0.83		 N/A		 0.00%		   1.69%

Broker
Blaylock & Partners LTD

Underwriters of Nalco Holding Co.

Underwriters				  Shares
Goldman Sachs				10,666,667
Citigroup				10,666,667
J.P. Morgan Securities, Inc. 		 5,333,334
UBS Securities LLC			 5,333,334
Banc of America Securities LLC		 2,133,334
Bear Stearns 				 1,920,000
Credit Suisse First Boston		 1,920,000
Deutsche Bank Securities, Inc. 		 1,920,000
Lehman Brothers				 1,920,000
William Blair & Co., LLC		   853,333
Robert W. Baird & Co., Inc. 		   355,555
Blaylock & Partners LP			   355,555
CMG Institutional Trading LLC 		   355,555
Edward D Jones & Co., LP		   355,555
Utendahl Capital Partners LP		   355,555
				      ------------
Total 				        44,444,444
				      ============

JPMORGAN U.S. EQUITY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date			Issue
11/10/04		Nalco Holding Co.

Shares		Price		Amount
300		$15.00		$4,500

						% of Issue
Spread		Spread		Fund's		  for all
Amount		  %	      % of issue	JP Morgan Funds
$0.83		 N/A		 0.00%		   1.69%

Broker
Utendahl Capital Partners

Underwriters of Nalco Holding Co.

Underwriters				  Shares
Goldman Sachs				10,666,667
Citigroup				10,666,667
J.P. Morgan Securities, Inc. 		 5,333,334
UBS Securities LLC			 5,333,334
Banc of America Securities LLC		 2,133,334
Bear Stearns 				 1,920,000
Credit Suisse First Boston		 1,920,000
Deutsche Bank Securities, Inc. 		 1,920,000
Lehman Brothers				 1,920,000
William Blair & Co., LLC		   853,333
Robert W. Baird & Co., Inc. 		   355,555
Blaylock & Partners LP			   355,555
CMG Institutional Trading LLC 		   355,555
Edward D Jones & Co., LP		   355,555
Utendahl Capital Partners LP		   355,555
				      ------------
Total 				        44,444,444
				      ============